GENERAL AND ADMINISTRATIVE EXPENSES (Tables)	12 Months Ended
Mar. 31, 2026
Notes and other explanatory information [abstract]
SCHEDULE OF GENERAL AND ADMINISTRATIVE EXPENSES

		Year ended	Year ended	Year ended
	Notes	March 31, 2026	March 31, 2025	March 31, 2024
		USD	USD	USD
Employees’ benefits	(a)	13,285,361	4,817,469	5,043,962
M&A cost	(b)	3,740,821	-	-
Professional fees	(c)	2,937,976	2,093,658	531,245
IT development and maintenance support	(d)	2,391,584	1,452,730	2,121,539
Impairment losses recognized in respect of trade and other receivables	(e)	1,211,627	9,220	21,122
Audit fee	(f)	1,087,013	390,349	594,224
Travelling expenses	(g)	837,832	377,922	514,106
Investor relations	(h)	488,660	114,626	-
Amortization and depreciation		594,784	125,575	103,276
Share-based payments expenses (non-employee related)	(i)	1,022,358	369,648	-
Others		903,308	593,317	433,871
		28,501,324	10,344,514	9,363,345

	Year ended	Year ended	Year ended
	March 31, 2026	March 31, 2025	March 31, 2024
	USD	USD	USD
Basic salaries, allowances and all benefits-in-kind	7,232,325	3,865,438	3,581,537
Pension costs - defined contribution plans	425,215	92,346	109,590
Share-based payments	5,627,821	859,685	1,352,835
	13,285,361	4,817,469	5,043,962

(a)

Employee benefits mainly comprise salaries, pension cost and share-based payments expenses. The increase in the year ended March 31, 2026 was primarily driven by employee cost associated with the three acquisitions during the year and an increase on the value of share-based payments expenses of $5.6 million, when compared to $0.9 million in the year ended March 31, 2025 and $1.4 million on the year ended March 31, 2024.

At March 31, 2026, the Group had 114 employees and contractors compared 32 employees and contractors at March 31, 2025 and, 29 employees and contractors as of March 31, 2024.

(b)	M&A costs incurred during the year mainly related to legal and due diligence fees related to the three business acquisitions completed. The costs also include fees related to one transaction the Company decided not to pursue after due diligence and fees for the proposed transaction with Resulticks Global Companies Pte. Ltd (“Resulticks”) that is still under discussion. There were no such costs during the years ended March 31, 2025 or 2024.

(c)

The increase in professional fees in the year ended March 31, 2026 can, in part, be attributed to the cost incurred in relation to being a public company following the IPO in January 2025. Upon the successful closing of the IPO, $1.4 million IPO related costs were capitalized against the share premium account with $1.7 million recorded as an expense in the statement of profit or loss during the year ended March 31, 2025.

During the year ended March 31, 2025 Diginex advanced non-refundable fees $0.7 million in relation to memoranda of understanding signed with Nomas Global Investments-LLC-S.P.C. (“Nomas MOU”) and Al Noor Legal Consultants FZE (“Al Noor MOU”) to assist the Company with listing on Abu Dhabi Securities Exchange and raising capital. At March 31, 2025 these amounts were held on the balance sheet as deferred expenses. During the year ended March 31, 2026, Diginex further advanced $0.1 million under Al Noor MOU. Whilst the project is still possible the progress has been slow as the Company stabilizes its M&A activity, as a result Diginex has taken the decision to recognize the total advanced funding of $0.8 million in the P&L for the year ended March 31, 2026.

(d)

IT development and maintenance support costs consist primarily of costs associated with the engagement of third party IT engineers to drive the performance and feature enhancement of the Group’s products. The increase in the year ended March 31, 2026 is primarily due to the acquisitions, whilst cost reduction during the years ended March 31, 2025 and 2024, in part, has been a result of the decision not to focus on customization projects but focus on feature and functionality enhancements to the software solutions.

(e)

Impairment losses recognized in respect of trade and other receivables increased in the year ended March 31, 2026 mainly due to: i) expected credit losses of $0.3 million provided against a loan to Resulticks (included within other receivables); and ii) expected credit losses of $0.7 million provided against a software subscription customer. The remaining increase is primarily driven by the three corporate acquisitions completed during the year and a general increase in the gross trade and other receivables balance.

(f)	The increase in audit fees during the year ended March 2026 was driven by an increase in the Group audit fee which was driven by the increased size of the Group and the first Sarbanes Oxley audit following the Group being categorized as a large accelerated filer at March 31, 2026. The amounts for years ended March 31, 2025 and 2024 primarily related to the audits of the Group’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) in connection with the Company’s IPO. The audit fees incurred in 2025 were mainly attributable to the audit of the financial year ended March 31, 2025, while the fees incurred during the year ended March 31, 2024 covered the audits of the financial years ended March 31, 2022, 2023, and 2024 as Diginex prepared for its IPO that completed in January, 2025.

(g)

During the year ended March 31, 2026, travelling expenses increased as the Group engaged in M&A activity and sought business opportunities.

Travel costs in the years ended March 31, 2025 and 2024 related primarily to meeting investors and seeking new business opportunities.

(h)

During the year ended March 2026, the Group continued to engage with professional investor relations team to support the Group’s public communications as a newly listed company. This engagement commended during the lead up to the IPO in January 2025.

(i)

The $1.0 million charge in the year ended March 2026 relates to the issuance of 62,074 Ordinary Shares (Post-Share Consolidation: 7,759 Ordinary Shares) to the individual that introduced Matter. This equated to 5% of the Matter transaction value.

In May 2024, the Group completed an $8.0 million capital raise with Rhino Ventures (the “Capital Raise”), which triggered an anti-dilution clause in the Articles of Association of DSL and resulted in 151 Series A Preferred Shares of DSL being issued to HBM IV, Inc. for $Nil consideration. In connection with the issuance, share-based payments expenses of $0.4 million were recognized during the period (March 31, 2025: $Nil).

There were no such costs for the year ended March 31, 2024.

(j)	Other costs relate to items such as D&O insurance and office rents.

(k)	Included in general and administrative expenses, the Group incurred research and development expenses of $2.6 million for the year ended March 31, 2026 (2025: $1.4 million; 2024: $1.3 million) and no research and development expenditure is recognized as an internally generated intangible asset for all years.